Exhibit 10.32
SERVICES AGREEMENT
This SERVICES AGREEMENT (this “Agreement”), dated as of August 1, 2017, is entered into by and among The Beneficient Company Group (USA), L.L.C., a Delaware limited liability company (the “Service Provider”), and Beneficient Holdings, Inc., a Delaware corporation (the “Company” and collectively with the Service Provider, the “Parties”).
WHEREAS, the Company desires to hire the Service Provider to provide services to the Company and certain of its affiliates and direct and indirect subsidiaries and the Service Provider desires to render such services to the Company and certain of its affiliates and subsidiaries in consideration for a fee and other compensation as hereinafter specified.
NOW, THEREFORE, in consideration of the promises and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:
Section 1.Services. The Company hereby engages the Service Provider to provide services as requested by the Company in accordance with the services and related matters detailed in Exhibit A to this Agreement (the “Services”). The Services will be provided with respect to any entity for which the Family Trustee is the primary beneficiary or serves as a trustee or family trustee or in a similar capacity, including the Company, any direct or indirect parent or controlling entity of the Company and any affiliated trust or similar entity of theirs, and shall include, without limitation, any direct or indirect subsidiaries or portfolio companies under common control with such entities, including in each case any successor entities (collectively, the “Clients”). For purposes of this Agreement, the “Family Trustee” shall mean the individual serving, as of the date hereof, as the family trustee of the trust that owns the Company. The Company will provide the Service Provider with an initial list of such Clients and may, from time to time, modify such list upon notice to the Service Provider. The Service Provider shall provide, or cause its controlled subsidiaries to provide, each of the Services and may not delegate any Services to a third party (other than a controlled subsidiary of the Service Provider) without the written consent of the Company.
Section 2.    Fees and Expenses. For the Service Provider’s services under this Agreement, the Company agrees to pay the Service Provider the fees and grant the Service Provider the right to use certain furniture, information technology and other equipment, as set out on Exhibit B.
Section 3.    Other Services. Subject to any restrictions provided for in the operating agreement of the Company, to the extent that the Company requests services other than those detailed in Exhibit A such services will be provided at cost by the Service Provider except as may otherwise be agreed by the Company and the Service Provider, and such other services shall be deemed to be “Services” under this Agreement.
Section 4.    Term; Termination. The term of this Agreement shall be from the date hereof until the longer of (x) five years following the termination of that certain Services Agreement entered into by and between Bradley Capital Company, LLC, The Beneficient Company Group, L.P., Beneficient Company Holdings, L.P. and Beneficient Management Counselors, L.L.C, dated as of June 1,2017 or (y) seven years following the date upon which the Family Trustee no longer is the primary beneficiary nor serves as a trustee or family trustee or in a similar capacity with respect to any Client, provided that, following the date upon which the Family Trustee no longer is the primary beneficiary nor serves as a trustee or family trustee or in a similar capacity with respect to any Client, the fees for the Services may be adjusted by the Service Provider to reflect market rate fees and expenses (which in no event may exceed fees and expenses charged, if any, by the Service Provider for similar services for any similarly situated client). This Agreement may otherwise only be terminated (i) with the written consent of both Parties, (ii) by the Company upon 60 days written notice or (iii) by the Service Provider with respect to any Client to the extent the Client fails to pay fees due to the Service Provider, and such failure continues for a minimum of 60 days after written notice to the applicable Client of such failure.
Section 5.    Books and Records. The Service Provider agrees to maintain and preserve all books, records and other information relating to the Company, the Clients or the Services for the term of this Agreement (the “Books and Records”). Upon the termination of this Agreement or at any time and from time to time upon the request of the Company, the Service Provider shall provide to the Company, at the Service Provider’s expense, all or, as requested by the Company, a portion of the Books and Records in original and/or easily accessible electronic format as requested by the Company. The Service Provider shall, upon the written request of the Company, at the Company’s sole election and at the Service Provider’s expense, either destroy or return all Books and Records created or received by the Service Provider in relation to a specified Client or all Clients as indicated by the Company in its written request (and all copies, reproductions and summaries thereof). Notwithstanding the return or destruction of the Books and Records, the Service Provider will continue to be bound by its obligations of

Exhibit 10.32
confidentiality and other obligations hereunder. Notwithstanding anything to the contrary, (i) any return or destruction is subject to applicable law, regulation, and document retention and compliance policies, and (ii) this provision shall require the erasure, deletion, alteration or destruction of back-up tapes and other back-up media made in the ordinary course of business, provided that the Service Provider shall continue to treat all such materials as confidential and otherwise in accordance with this Agreement.
Section 6.    Representations and Warranties. Each Party represents and warrants to the other Party that:
(a)the Agreement has been duly executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party enforceable against it in accordance with its terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (2) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and
(b)(1) it has all requisite power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, (2) all actions, as applicable, required to be taken by such Party to authorize the execution and delivery of this Agreement and each such other document delivered pursuant hereto and the performance of such Party’s obligations hereunder and thereunder have been duly and properly taken, and (3) neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby: (A) violate any applicable law or (B) result in a violation or breach by such party of any of the terms, conditions or provisions of any contract or other instrument to which such party is bound.
Section 7.    Limitation of Liability. In the absence of gross negligence or willful misconduct on the part of the Service Provider, to the fullest extent permitted by applicable law, the Service Provider shall not be liable to anyone except the Company, Clients and Family Trustee for any claims, liabilities, damages, losses, costs, expenses (including, but not limited to, settlements, judgments, court costs and reasonable attorneys’ fees), fines and penalties arising out of any actual or alleged injury, loss or damage of any nature whatsoever in providing or failing to provide to the Company or any Client the Services set out in this Agreement. To the fullest extent permitted by applicable law, the Service Provider will have no liability (including, without limitation, indirect, consequential, special, incidental or punitive damages) under this Agreement to the Company, a Client, or to anyone claiming by or through the Company or a Client, for conduct after the Service Provider ceases to provide any service upon the termination of a service or the termination of this Agreement in its entirety.
Section 8.    Binding Agreement; No Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. This Agreement may not be assigned by any Party without the prior written consent of the other Party hereto; except that either party may assign its rights and obligations under this Agreement, without the prior written consent of the other Party, to an affiliate or to a successor to the assigning Party’s business by reason of merger, sale of all or substantially all of its assets or similar transaction, so far as the successor agrees in writing to be bound by this Agreement. Any permitted assignee will assume all obligations of its assignor under this Agreement.
Section 9.    Amendments. This Agreement may not be amended, altered or modified and no provision hereof may be waived except by written instrument signed by all Parties to this Agreement.
Section 10.    Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect the meaning or interpretation of this Agreement.
Section 11.    Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties, the Clients and their successors and permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the Parties, the Clients and such successors and permitted assigns, any legal or equitable rights hereunder.
Section 12.    Section 12. Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of Process; Waiver of Jury Trial.

Exhibit 10.32
(a)    Governing Law. This Agreement is governed by and shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws that would require the application of the law of any other state. The Parties hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the Parties agrees (i) that this Agreement involves at least $100,000.00, and (ii) that this Agreement has been entered into by the Parties in express reliance upon 6 Del. C. § 2708.
(b)    Submission to Jurisdiction. The Parties hereby (i) submit and consent to the exclusive jurisdiction, including removal jurisdiction, of the state and federal courts located in New Castle County, Delaware for any action or proceeding relating to this Agreement or the provision of the Services; (ii) waive any objection to such venue; and (iii) agree that any judgment in any such action or proceeding may be enforced in other jurisdictions.
(c)    Appointment of Agent for Service of Process. The Parties hereby agree (i) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process, and (ii) that, to the fullest extent permitted by applicable law, service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to this (c)(i) or (ii), to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such Party personally within the State of Delaware.
(d)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY AGREES THAT THE JUDGE PRESIDING IN ANY SUCH ACTION OR PROCEEDING, AND NOT A JURY, SHALL DECIDE ANY DISPUTES BETWEEN THEM AND THUS IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR RELATED TO THIS AGREEMENT, ANY PROVISION OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. IN CONNECTION WITH SUCH WAIVER, EACH OF THE PARTIES HEREBY AGREES NOT TO ASK FOR A JURY IN ANY SUCH ACTION OR PROCEEDING.
Section 13.    Confidentiality. Exhibit C to this Agreement sets out the individuals at the Service Provider (the “Representatives”) who will provide the Services and who will have access to any information received by the Service Provider in connection with the provision of the Services, including, without limitation, the specific terms, conditions and information contained in this Agreement and any attachment to this Agreement (the “Confidential Information”). Exhibit C may only be modified with the written consent of the Company. The Service Provider shall hold all Confidential Information in confidence and not disclose any Confidential Information to any party other than the Representatives without the prior written consent of the Company. The Service Provider will use, and will cause any Representative to use, Confidential Information solely in connection with the provision of the Services. Confidential information shall not include information that (i) is or becomes generally available to the public other than as a result of any disclosure or other action or inaction by such Service Provider or anyone to whom such Service Provider or any of its representatives transmit or have transmitted any information, (ii) is or becomes known or available to such Service Provider on a non-confidential basis from a source (other than the Company), (iii) was independently developed by such Service Provider, or (iv) is required to be disclosed by operation of law or necessary to comply with applicable regulatory requirements, provided in each case no more information that is reasonably required is so disclosed.
Section 14.    Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
Section 15.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument binding upon all of the Parties notwithstanding the fact that all of the Parties are not signatory to the original or the same counterpart. Any of the Parties may execute this Agreement with an electronic signature.

Exhibit 10.32
Section 16.    Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Parties with respect to such subject matter.
[Remainder of Page Intentionally Left Blank]

Exhibit 10.32
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their representatives thereunto duly authorized as of the date first above written.

THE BENEFICIENT MANAGEMENT
COMPANY GROUP (USA), L.L.C.,
as Service Provider

/s/ Jeffrey S. Hinkle
Name: Jeffrey S. Hinkle
Title: Chief Administrative Officer

BENEFICIENT HOLDINGS, INC.,
as Company

/s/ Brad K. Heppner
Name: Brad K. Heppner
Title: Chairman

Exhibit 10.32
EXHIBIT A
SERVICES TO BE PROVIDED
AND RELATED MATTERS
Services
General Services
The Service Provider shall provide to the Clients the “Platinum Trust Plan” services as set out in Appendix 1 to this Exhibit and shall further provide such other services as set out in Appendix 2 to this Exhibit. The “Platinum Trust Plan” services shall be provided with respect to all holdings, obligations and capital interests of the Clients including, for the avoidance of doubt, holdings that are not “alternative” assets.

Exhibit 10.32

APPENDIX 1 TO EXHIBIT A
PLATINUM TRUST PLAN SERVICES

Exhibit 10.32
Third Party Administration
Beneficient Trust Company (“BEN”) provides specialized trust administration to high net worth individuals and other investors alternative assets, including limited partnerships focused on private buyouts, venture capital opportunities, real estate, natural resources, hedge funds and related private entities (“Alternative Assets”).
BEN is focused solely on the specific needs of Alternative Asset owners. For many, Alternative Assets have become a significant part of strategic asset allocations and efficient estate planning practices. Increasingly, owners of Alternative Assets have established trusts specifically to hold Alternative Assets because of their tax efficiency for estate planning and their facilitation of ownership succession. Whether an established trust or a newly established trust, BEN will address their burden of holding Alternative Assets by assuming a fiduciary role that eases costly, complex and time consuming administrative and record-keeping duties that accompany these types of assets.
Qualifying clients may select the LiquidTrust, a liquidity product in which BEN, as trustee to certain qualifying trusts, will agree to meet any outstanding capital obligations or provide early liquidity associated with Alternative Assets held by the qualifying trust. The Settlor may elect either the early liquidity option where the Settlor will receive an advance against a portion of their prior capital contributions and relief from future capital obligations or partial liquidity which offers relief from future capital obligations but Settlor retains beneficial ownership for all capital contributed prior to the initiation of the LiquidTrust. BEN, in funding these amounts, will be repaid the advances plus a commensurate return. The LiquidTrusts are accompanied with BEN’s Platinum Trust Service Plan.
BEN’s Platinum Trust Plan consists of nine offerings including:
BASIC TRUSTEE ADMINISTRATION
•Administer the personal property alternative assets and related securities of the trust estate pursuant to a written trust agreement
•Make allocations, distributions, or divisions as contemplated by the trust instrument among the beneficiaries with compensating adjustments among beneficiaries
•As directed by the trust estate, collect, pay, contest, compromise, settle, renew, or abandon any claims or demands of or against the trust estate and to commence or defend through litigation
•Pay premiums on insurance for the trust estate, specifically to cover indemnification requirements customary for alternative assets as selected by the client
•Vote on matters the trust is entitled to vote on with respect to an alternative asset and execute such consents requested with respect to such asset, all as instructed by the beneficiary
•Hold securities and other property in bearer form or in the name of a trustee or nominee
•Invest, lease and/or loan discretionary assets of the trust estate as directed by the settlor
•Operate real assets of the trust estate as directed by the settlor
•To borrow money for any purpose as directed by the settlor
•Rely upon information from third parties in making payments and distributions
TRUST INITIATION ADMINISTRATION
•Trust initiation by Settlor’s choice of appropriate trust arrangement for alternative assets, including:
- Revocable Trust
- Irrevocable Life Insurance Trust
- Irrevocable Gifting Trust
- Grantor Retained Annuity Trust
- Qualified Personal Asset Trust
- Charitable Remainder Trust
- Charitable Lead Trust
- Freedom Participation Trust
•Conferring with settlor on available terms and options for a suitable trust instrument
•Trustee’s affirmative receipt of alternative asset personal property by written trust instrument

Exhibit 10.32
•Receive additional property from any source and add it to the trust estate
•Hold nondiscretionary alternative assets through to liquidity pursuant to trust instrument
•Sell discretionary assets by public offering or private negotiation
ASSIGNEE ADMINISTRATION
•General Trustee Administration: Securing the assignment from controlling third parties of alternative assets and securities to BEN as Trustee as assignee of trust estate. Assume role as custodian trustee over assigned alternative asset and related securities for settlor, deceased person(s), minors and the incapacitated pursuant to the written trust instrument.
•Custody and Administrative Duties: Exercise role as custodian of bust assets with full responsibility of an assignee of the assets by providing a standard of care and services including:
- Employing attorneys, auditors, advisors, depositaries, agents, banks with trust powers for ministerial duties incident to items in custody.
- Providing on line access to all documents, specifically including evidence of personal property in custody.
- Providing disaster recovery plans and standard back up of electronic storage of items in custody.
- Providing e-mail notification containing news, press releases and SEC filings (this can also be delivered in printed format) covering all items in custody including investments, personal property and related asset managers.
- Maintaining compliant networking infrastructure systems and ensuring confidential and secure information storage for items in custody.
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary custodian trustee and successor fiduciary and transition all items onto BEN’s custody platform.
•Safekeeping: Place into safekeeping as custodian trustee all securities related to the alternative assets, all governing documents and all evidence of ownership of alternative asset personal property. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Trust Agreements and amendments
- Governing agreements of assets along with amendments
- Financial statements
•Agent Administration: Acting as agent or attorney in fact according to any applicable agreement related to items in custody.
AGENT AND ACCOUNTING ADMINISTRATION
•General Trustee Administration: Carry out all accounting requirements and duties as administrative bustee for the trust estate held on behalf of the settlor, a deceased person(s), minors and the incapacitated pursuant to the written trust instrument
•Custody and Administration: Exercise role as assignee of alternative assets to collect and maintain all accounting ledgers, financial reports aid accounting data available only to direct owners of the alternative assets held in trust, including:
- Proactively communicating with managers of assets to ensure al! accounting information the Trust is entitled to receive is delivered in a timely fashion.
- Electronic delivery of quarterly data requests for required accounting items to be maintained.
- Maintaining the accounting general ledger with industry compliant accounting systems.
- Financial reporting with the issuance of balance sheets, income and cash flow statements.
- Valuation compilation in accordance with FAS 157 for underlying investment holdings.
- Analysis and adjustments based on relevant reported events within the portfolio companies or management teams using an information gathering system and process created by BEN which daily monitors over 6,000 publications and federal SEC filings.
- Reporting in accordance with the terms of the Trust Agreement and the underlying investment partnership agreement.

Exhibit 10.32
- Maintenance of proprietary system for alternative assets to record, track, report and export to a general ledger all investment activities and valuations.
- Preparation of schedules of alternative assets.
- Preparation of capital account statements.
- Other supplemental reports as required
- Managing cash at each asset level.
- Processing expenses and allocations using proprietary expense processing and allocation software.
- Implementing and maintaining internal control over accounting entries and financial report preparation.
- Maintaining compliant networking systems infrastructure.
- Coordinating with client preferred auditors.
- Preparing annual audit schedules as requested and management of annual audit process.
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary administrative trustee with fiduciary responsibility for the accounting of the trust estate.
•Safekeeping: Place into safekeeping as administrative trustee all financial records and accounting ledgers for the personal property alternative assets held in trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Partnership financial statements
- Capital call and distribution notices
- Administrative matters
- Investment analysis reports
- Investment portfolio company news and SEC filings
- Investment management team news and SEC filings
•Additional Agent Assignments: Acting as agent or attorney in fact for all accounting administrative matters and collection, processing and dissemination.
ATTORNEY-IN-FACT ADMINISTRATION
•General Trustee Administration: Serve as attorney-in-fact for representations required by owners having legal title to alternative assets, securities and/or other assets such as those held by the trust estate on behalf of the settlor, a deceased persons), minors and the incapacitated pursuant to the written trust instrument’s designation of discretionary and nondiscretionary authority.
•Custody and Administration: Exercise role as custodian trustee in authorizing matters as attorney-in-fact for the trust, including:
- Executing contracts, notes, conveyances and other instruments containing covenants, representations or warranties as directed
- Documenting actionable items presented to owners of alternative assets and securities held by the trust
- Filing and making available through the electronic document web portal all correspondence to all of the trust’s related parties
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the attorney-in-fact for alternative assets and securities held by the trust estate.
•Safekeeping: Place into safekeeping as custodian trustee all documents processed as attorney-in-fact related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Governing agreements of all alternative assets and securities held by the trust
- Amendments to governing documents
- Actionable items presented to owners of alternative assets and securities held by the trust
•Agent Assignments: Acting as agent for all matters requiring an attorney-in-fact in representations with the following:
- Managers of alternative assets and securities held by the trust
- Banking institutions
- Broker/dealers
- Accounting firms

Exhibit 10.32
- Beneficiaries
- Legal firms
- Advisory firms
- Taxing authorities
- Other professional firms
ADMINISTRATION OF RECEIVING AND MANAGING MONEY (CASH)
•General Trustee Administration: Receiving cash and equivalents, forecasting the working capital requirements and distributing cash and equivalents as custodian trustee for the trust estate held on behalf of the settlor, a deceased persons), minors and the incapacitated pursuant to the written trust instrument.
•Custody and Administration: Exercise role as custodian of trust assets in managing the working capital requirements of the alternative assets held in trust and placing short term cash and money reserves in qualifying depository accounts, including:
- Tracking of unfunded commitment to underlying alternative assets
- Perform monthly Bank reconciliations and monitor cash transactions daily, if necessary, through online account reporting services provided by the banks
- Processing of wire transfers for capital calls and distributions to/from alternative assets
- Processing of payments to Beneficiaries for amounts due according to payment provisions stipulated in the Trust Agreement
- Processing of payments to BEN for amounts owed according to the payment provisions in the Trust Agreement
- Processing of expense disbursements for vendor payments and employee expense reimbursements
- Maintenance of Trust cash reserve balances
- Cash Receipt and Disbursement confirmation between counterparty
- Generate and post accounting entry with detail of underlying investment activity
- Periodic cash management reporting to Beneficiary
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary custodian trustee responsible for the cash management of the trust estate.
•Safekeeping: Place into safekeeping as custodian trustee all evidence of ownership of cash and money assets related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Ranking statements
- Depository receipts
- Drafts and check papers
- Communications with depository institutions
•Agent Administration: Acting as agent or attorney in fact for all cash and money transactions, including:
- Establishing and maintaining bank relationships
- Establishing policies, procedures and processes for all internal controls over the approval process related to money and cash.
ADMINISTRATION OF RECEIVING AND LIQUIDATING SECURITIES DISTRIBUTED FROM ALTERNATIVE ASSET HOLDINGS (PUBLIC AND PRIVATE)
•General Trustee Administration: Receive securities distributed from alternative asset holdings, authenticate transfer of securities for the trust estate held on behalf of the settlor, a deceased person(s), minors and the incapacitated pursuant to the written trust instrument.
•Custody and Administration: Exercise role as custodian of trust assets in managing the securities distributed from alternative asset holding, including:
- Working closely with qualified broker dealers
- Compiling the schedule of investments for distributed securities
- Tracking the receivables from sales of securities
- Confirming securities sale and posting of transaction accounting entries

Exhibit 10.32
- Managing centralized reporting of security distribution activity
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary custodian trustee responsible for securities distributed from alternative assets held by the trust estate.
•Safekeeping: Place into safekeeping as custodian trustee all evidence of ownership of distributed securities from alternative asset holdings related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Brokerage statements
- Transaction notices
- Security certificates
- Communications with broker dealers.
•Agent Administration: Acting as agent or attorney in fact for all security transactions from alternative asset holdings, including:
- Establishing and maintaining broker dealer relationships
- Establishing policies, procedures and processes for all internal controls over the approval process related to distributed securities.
TAX MATTERS ADMINISTRATION
•General Trustee Administration: Serve as tax matters agent for alternative assets, securities and other assets of the trust estate as administrative trustee for the trust estate held on behalf of the settlor, a deceased person(s), minors and the incapacitated pursuant to the written trust instrument
•Custody and Administration: Exercise role as custodian trustee in managing the timely preparation of tax forms, filing of tax returns and payments, including:
- Managing the collection of underlying investment K-ls
- Coordinating with tax consultants in the preparation of Trust tax returns
- Preparing preliminary tax information for timely estimated tax payments and tax coordination
- Appling for extensions of time to file, as necessary, in accordance with IRS deadlines
- Pass through the right to make tax options or elections with compensating adjustments among beneficiaries
- Determining the manner in which receipts and disbursements are to be allocated as between trust principal and income and what constitutes income, net income and principal
- Preparing income schedules and categorize income for interest income, ordinary dividends and qualified dividends allocable to beneficiaries, estate or trust
- Preparing income schedules of ordinary income, ordinary gains and other income
- Preparing income schedules of rents, royalties, partnerships and other estates and trusts
- Preparing income schedules with capital gains/losses and detail as to long-term or short-term gains/losses
- Compiling all tax deductions including interest, taxes, fiduciary fees, charitable deductions, attorney & accountant fees and other itemized deductions
- Preparing schedules of any Trust income distribution deduction, estate tax deductions and exemptions
- Listing all tax payments including estimated taxes paid during the year, estimated taxes applied from the previous year and any federal income tax withholding
- Preparing an allocation schedule of all income and deductions of the Trust to be used in preparation of the Schedule K-ls of the Trust
- Preparing book to tax income reconciliation and identify unrealized appreciation/depreciation from underlying investments
- Preparing book to tax balance sheet reconciliation
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary administrative trustee responsible for tax matters related the to alternative assets held by the trust estate.

Exhibit 10.32
•Safekeeping: Place into safekeeping as custodian trustee all tax related documents and ledgers related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Trust Agreements and amendments
- Partnership agreements and amendments
- Tax returns. K-ls and tax matters
- IRS correspondences, directives and orders
•Agent Administration: Acting as agent or attorney in fact for all tax matters involving alternative asset holdings and other assets of the trust estate, including:
- Representing the trust at the IRS, state and local taxing authorities
- Interacting with managers of the alternative assets of the trust on all tax related matters
- Coordinating tax reporting and communication with trust beneficiaries and service providers
INVESTMENT ADMINISTRATION AND MONITORING
•General Trustee Administration: Serve as administrative trustee responsible for investment monitoring and performance analysis of alternative assets, securities and other assets of the trust estate held on behalf of the settlor, a deceased persons), minors and the incapacitated pursuant to the written trust instrument.
•Custody and Administration: Exercise role as custodian trustee in managing the timely preparation of performance attribution and evaluation reports, including:
- Collecting all data from alternative asset managers for the preparation of performance attribution and evaluation analysis.
- Computing underlying partnership investment IRRs
- Computing investment IRR at Fund and Trust level
- Preparing investment diversification reports by vintage year, industry, geography
- Tracking and reporting of IPOs within the portfolio
- Tracking and reporting of new and follow-on investments within the portfolio
- Tracking and reporting of realization events
- Monitoring the events, news, press releases and opinions within the portfolio companies or management teams using an information gathering system and process created by BEN which monitors over 6,000 publications and federal SEC filings on a daily basis
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary administrative trustee responsible for investment monitoring and performance analysis related to alternative assets and securities held by the trust estate. Manage the transition of historical investment analysis, special reports, return calculations to BEN.
•Safekeeping: Place into safekeeping as custodian trustee all investment related documents and analysis related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Performance attribution and evaluation reports
- Book, GAAP and tax internal rate of return and multiple of return calculations
- Diversification of vintage year, industry and geography of investments
•Agent Administration: Acting as agent or attorney in fact for all investment administrative matters involving alternative asset holdings and other assets of the trust estate, including:
- Representing the trust with asset managers of the alternative assets
- Interacting with other investors in the same or similar alternative assets
- Discussing current industry trends and events with other industry participants
Beneficient Trust Company (“BEN”) provides specialized trust administration to high net worth individuals and other investors (“settlors” or “beneficiaries”) of alternative assets, including limited partnerships focused on private buyouts, venture capital opportunities, real estate, natural resources, hedge funds and related private entities (“Alternative Assets”).
BEN is focused solely on the specific needs of Alternative Asset owners. For many, Alternative Assets have become a significant part of strategic asset allocations and efficient estate planning practices. Increasingly, owners of Alternative Assets have established trusts specifically to hold Alternative Assets because trusts provide

Exhibit 10.32
tax efficiency for estate planning and their facilitation of ownership succession. Whether an established trust or a newly established trust, BEN will address their burden of holding Alternative Assets by assuming a fiduciary role that eases costly, complex and time-consuming administrative and record-keeping duties that accompany these types of assets.
BEN’S Gold Trust Plan consists of seven offerings including:
Basic Trustee Administration
•Administer the personal property alternative assets and related securities of the trust estate pursuant to a written trust agreement
•Make allocations, distributions, or divisions as contemplated by the trust instrument among the beneficiaries with compensating adjustments among beneficiaries
•Pay premiums on insurance for the trust estate, specifically to cover indemnification requirements customary for alternative assets
•Vote on matters the trust is entitled to vote on with respect to an alternative asset and execute such consents requested with respect to such asset all as instructed by the beneficiary.
•Hold securities and other property in bearer form or in the name of a trustee or nominee
•Rely upon information from third parties in making payments and distributions
•Withhold distributions from the trust estate involving conflicts or contingencies
ASSIGNEE ADMINISTRATION
•General Trustee Administration: Securing the assignment from controlling third parties of alternative assets and securities to BEN as Trustee as assignee of trust estate. Assume role as custodian trustee over assigned alternative asset and related securities for settlor, deceased person(s), minors and the incapacitated pursuant to the written trust instrument.
•Custodian and Administrative Duties: Exercise role as custodian of trust assets with full responsibility of an assignee of the assets by providing a standard of care and services including:
- Employing depositaries, agents, banks with trust powers for ministerial duties incident to items in custody.
- Providing on-line access to all documents, specifically including evidence of personal property in custody.
- Providing disaster recovery plans and standard back up of electronic storage of items in custody.
- Providing email notification containing news, press releases and SEC Wings (this can also be delivered in printed format) covering all items in custody including investments, personal property and related asset managers.
- Maintaining compliant networking infrastructure systems and ensuring confidential and secure information storage for items in custody.
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary custodian trustee and successor fiduciary and transition all items onto BEN’s custody platform.
•Safekeeping: Place into safekeeping as custodian trustee all securities related to the alternative assets, all governing documents and all evidence of ownership of alternative asset personal property. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Trust Agreements and amendments
- Governing agreements of assets along with amendments
- Financial statements
•Agent Administration: Acting as agent or attorney in fact according to any applicable agreement related to items in custody.
AGENT AND ACCOUNTING ADMINISTRATION
•General Trustee Administration: Carry out all accounting requirements and duties as administrative trustee for the trust estate held on behalf of the settlor, a deceased person(s), minors and the incapacitated pursuant to the written trust instrument

Exhibit 10.32
•Custodian and Administration: Exercise rote as assignee of alternative assets to collect and maintain all accounting ledgers, financial reports and accounting data available only to direct owners of the alternative assets held in trust, including:
- Proactively communicating with managers of assets to ensure all accounting information the Trust is entitled to receive is delivered in a timely fashion.
- Electronic delivery of quarterly data requests for required accounting items to be maintained
- Maintaining the accounting general ledger with industry compliant accounting systems.
- Financial reporting with the issuance of balance sheets, income and cash flow statements.
- Valuation compilation in accordance with FAS 157 for underlying investment holdings.
- Analysis and adjustments based on relevant reported events within the portfolio companies or management teams using an information gathering system and process created by BEN which daily monitors over 6.000 publications and federal SEC filings.
- Reporting in accordance with the terms of the Trust Agreement and the underlying investment partnership agreement.
- Maintenance of proprietary system for alternative assets to record, track, report and export to a general ledger all investment activities and valuations.
- Preparation of schedules of alternative assets.
- Preparation of capital account statements.
- Other supplemental reports as required.
- Managing cash at each asset level.
- Processing expenses and allocations using proprietary expense processing and allocation software.
- Implementing and maintaining internal control over accounting entries and financial report preparation.
- Maintaining complaint networking systems infrastructure
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary administrative trustee with fiduciary responsibility for the accounting of the trust estate.
•Safekeeping: Place into safekeeping as administrative trustee ail financial records and accounting ledgers for the personal property alternative assets held in trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Partnership financial statements
- Capital call and distribution notices
- Administrative matters
- Investment analysis reports
- Investment portfolio company news and SEC filings
- Investment management team news and SEC filings
•Additional Agent Assignments: Acting as agent or attorney in fact for all accounting administrative matters and collection, processing and dissemination.
ADMINISTRATION OF RECEIVING AND MANAGING MONEY (CASH)
•General Trustee Administration: Receiving cash and equivalents, forecasting the working capital requirements and distributing cash and equivalents as custodian trustee for the trust estate held on behalf of the settlor, a deceased person(s). minors and the incapacitated pursuant to the written trust instrument.
•Custodian and Administration: Exercise role as custodian of trust assets in managing the working capital requirements of the alternative assets held in bust and placing short term cash and money reserves in qualifying depository accounts, including:
- Tracking of unfunded commitment to underlying alternative assets
- Perform monthly Bank reconciliations and monitor cash transactions daily, if necessary, through online account reporting services provided by the banks
- Processing of wire transfers for capital calls and distributions to/from alternative assets
- Processing of payments to Beneficiaries for amounts due according to payment provisions stipulated in the Trust Agreement
- Processing of payments to BEN for amounts owed according to the payment provisions in the Trust Agreement

Exhibit 10.32
- Processing of expense disbursements for vendor payments and employee expense reimbursements
- Cash Receipt and Disbursement confirmation between counterparty
- Generate and post accounting entry with detail of underlying investment activity
- Periodic cash management reporting to Beneficiary
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary custodian trustee responsible for the cash management of the trust estate.
•Safekeeping: Place into safekeeping as custodian trustee all evidence of ownership of cash and money assets related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items deluding:
- Banking statements
- Depository receipts
- Drafts and check papers
- Communication with depository institutions
•Agent Administration: Acting as agent or attorney in fact for all cash and money transactions, including:
- Establishing and maintaining bank relationships
- Establishing policies, procedures and processes for all internal controls over the approval process related to money and cash.
ADMINISTRATION OF RECEIVING AND LIQUIDATING SECURITIES DISTRIBUTED FROM ALTERNATIVE ASSET HOLDINGS (PUBLIC AND PRIVATE).
•General Trustee Administration: Receive securities distributed from alternative asset holdings, authenticate transfer of securities for the trust estate held on behalf of the settlor, a deceased person(s), minors and the incapacitated pursuant to the written trust instrument.
•Custodian and Administration: Exercise role as custodian of trust assets in managing the securities distributed from alternative asset holding, including:
- Working closely with qualified broker dealers
- Compiling the schedule of investments for distributed securities
- Tracking the receivables from sales of securities
- Confirming securities sale and posting of transaction accounting entries
- Managing centralized reporting of security distribution activity
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary custodian trustee responsible for securities distributed from alternative assets held by the trust estate.
•Safekeeping: Place into safekeeping as custodian trustee all evidence of ownership of distributed securities from alternative asset holdings related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Brokerage statements
- Transaction notices
- Security certificates
- Communications with broker dealers.
•Agent Administration: Acting as agent or attorney in fact for al security transactions from alternative asset holdings, including:
- Establishing and maintaining broker dealer relationships
- Establishing policies, procedures and processes for all internal controls over the approval process related to distributed securities.
TAX MATTERS ADMINISTRATION
•Custodian and Administration: Exercise role as custodian trustee in managing the timely preparation of tax forms, filing of tax returns and payments, including:
- Managing the collection of underlying investment K-ls
- Coordinating with tax consultants in the preparation of Trust tax returns
- Preparing preliminary tax information for timely estimated tax payments and tax coordination

Exhibit 10.32
•Safekeeping Services: Place into safekeeping as custodian trustee all tax related documents and ledgers related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Trust Agreements and amendments
- Partnership agreements and amendments
- Tax returns, K-ls and tax matters
- IRS correspondences, directives and orders
INVESTMENT ADMINISTRATION AND MONITORING
•General Trustee Administration: Serve as administrative trustee responsible for investment monitoring and performance analysis of alternative assets, securities and other assets of the trust estate held on behalf of the settlor, a deceased person(s), minors and the incapacitated pursuant to the written trust instrument.
•Custodian and Administration: Exercise role as custodian trustee in managing the timely preparation of performance attribution and evaluation reports, including:
- Collecting all data from alternative asset managers for the preparation of performance attribution and evaluation analysis.
- Computing underlying partnership investment IRRs
- Computing investment IRR at Fund and Trust level
- Preparing investment diversification reports by vintage year, industry, geography
- Tracking and reporting of IPOs within the portfolio
- Tracking and reporting of new and follow-on investments within the portfolio
- Tracking and reporting of realization events
- Monitoring the events, news, press releases and opinions within the portfolio companies or management teams using an information gathering system and process created by BEN which monitors over 6,000 publications and federal SEC filings on a daily basis
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary administrative trustee responsible for investment monitoring and performance analysis related to alternative assets and securities held by the trust estate. Manage the transition of historical investment analysis, special reports, return calculations to BEN.
•Safekeeping: Place into safekeeping as custodian trustee all investment related documents and analysis related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Performance attribution and evaluation reports
- Book, GAAP and tax internal rate of return and multiple of return calculations
- Diversification of vintage year, industry and geography of investments
•Agent Administration: Acting as agent or attorney in fact for all investment administrative matters involving alternative asset holdings and other assets of the trust estate, including:
- Representing the trust with asset managers of the alternative assets
- Interacting with other investors in the same or similar alternative assets
- Discussing current industry trends and events with other industry participants
BEN’s Silver Trust Plan consists of five offerings including:
BASIC TRUSTEE ADMINISTRATION
•Administer the personal property alternative assets and related securities of the trust estate pursuant to a written trust agreement
•Make allocations, distributions, or divisions as contemplated by the trust instrument among the beneficiaries with compensating adjustments among beneficiaries
•Pay premiums on insurance for the trust estate, specifically to cover indemnification requirements customary for alternative assets
ASSIGNEE ADMINISTRATION
•General Trustee Administration: Securing the assignment from controlling third parties of alternative assets and securities to BEN as Trustee as assignee of trust estate. Assume role as custodian trustee over

Exhibit 10.32
assigned alternative asset and related securities for settlor, deceased person(s), minors and the incapacitated pursuant to the written trust instrument.
•Custodian and Administrative Duties: Exercise role as custodian of trust assets with full responsibility of an assignee of the assets by providing a standard of care and services including:
- Providing on-line access to all documents, specifically including evidence of personal property in custody.
- Providing disaster recovery plans and standard back up of electronic storage of items in custody.
- Maintaining compliant networking infrastructure systems and ensuring confidential and secure information storage for items in custody.
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary custodian trustee and successor fiduciary and transition all items onto BEN’S custody platform.
•Safekeeping: Place into safekeeping as custodian trustee all securities related to the alternative assets, all governing documents and all evidence of ownership of alternative asset personal property. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Trust Agreements and amendments
- Governing agreements of assets along with amendments
- Financial statements
•Agent Administration: Acting as agent or attorney in fact according to any applicable agreement related to items in custody.
AGENT AND ACCOUNTING ADMINISTRATION
•General Trustee Administration: Carry out all accounting requirements and duties as administrative trustee for the trust estate held on behalf of the settlor, a deceased person(s), minors and the incapacitated pursuant to the written trust instrument.
•Custodian and Administrative Duties: Exercise role as assignee of alternative assets to collect and maintain all accounting ledgers, financial reports and accounting data available only to direct owners of the alternative assets held in trust, including:
- Electronic delivery of quarterly data requests for required accounting items to be maintained
- Maintaining the accounting general ledger with industry compliant accounting systems.
- Financial reporting with the issuance of balance sheets, income and cash flow statements.
- Valuation compilation in accordance with FAS 157 for underlying investment holdings.
- Reporting in accordance with the terms of the Trust Agreement and the underlying investment partnership agreement.
- Maintenance of proprietary system for alternative assets to record, track, report and export to a general ledger all investment activities and valuations.
- Preparation of capital account statements.
- Implementing and maintaining internal control over accounting entries and financial report preparation.
- Maintaining compliant networking systems infrastructure
•Successor Fiduciary Administration: Replace any prior fiduciary or trust institution as the primary administrative trustee with fiduciary responsibility for the accounting of the trust estate.
•Safekeeping: Place into safekeeping as administrative trustee all financial records and accounting ledgers for the personal property alternative assets held in trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Partnership financial statements
- Investment analysis reports
- Additional Agent Assignments: Acting as agent or attorney in fact for all accounting administrative matters and collection, processing and dissemination.
TAX MATTERS ADMINISTRATION
•Custodian and Administration: Exercise role as custodian trustee in managing the timely preparation of tax forms, filing of tax returns and payments, including:

Exhibit 10.32
- Managing the collection of underlying investment K-ls
- Coordinating with tax consultants in the preparation of Trust tax returns
•Safekeeping: Place into safekeeping as custodian trustee all tax related documents and ledgers related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Trust Agreements and amendments
- Partnership agreements and amendments
- Tax returns, K-ls and tax matters
- IRS correspondences, directives and orders
INVESTMENT ADMINISTRATION AND MONITORING
•General Trustee Administration: Serve as administrative trustee responsible for investment monitoring and performance analysis of alternative assets, securities and other assets of the trust estate held on behalf of the settlor, a deceased persons), minors and the incapacitated pursuant to the written trust instrument.
•Custodian and Administration: Exercise role as custodian trustee in managing the timely preparation of performance attribution and evaluation reports, including:
- Computing underlying partnership investment IRRs
- Computing investment IRR at Fund and Trust level
•Safekeeping: Place into safekeeping as custodian trustee all investment related documents and analysis related to the personal property held by the trust. Utilize electronic storage and disaster recovery facilities for safekeeping of items including:
- Performance attribution and evaluation reports
- Book and tax internal rate of return and multiple of return calculations
- Diversification of vintage year, industry and geography of investments
Important Notice: As part of any senior margin financing such as the LiquidTrust, BEN will not provide, nor will it assist a supervise another person or entity m prowling, investment advisory or management services to any client with respect to any alternative assets in connection with a senor margin financing

Exhibit 10.32
APPENDIX 2 TO EXHIBIT A
OTHER SERVICES AND RELATED MATTERS
Access to Office Space
The Service Provider shall provide to the Company, at the Service Provider’s offices in Dallas, Texas (or such other office of the Service Provider as requested by the Company) the following:
•A minimum of two offices, one large and one medium as determined by reference to the Service Provider’s then-current offices, located next to one another. For the avoidance of doubt, for so long as the Service Provider has offices at 325 N. St. Paul Street, Suite 4850, Dallas, Texas 75201, the offices provided shall be the two offices identified by the Company to the Service Provider on the date hereof.
•A secretary desk located near the provided offices.
•Three daily parking passes, two of which are for reserved parking to the extent offered by the office building.
•Full 24/7 access to the offices and all general and common areas, break rooms, library/study areas, copy areas, and restrooms as well as full access to office equipment, office supplies, refreshments, and other amenities otherwise made available to employees of the Service Provider.
•The right to schedule and use conference and board rooms.
•Each of the foregoing shall be made available to the Clients, their representatives and their guests on a basis no less favorable than the Service Provider makes available for its senior officers.

Exhibit 10.32
EXHIBIT B
SCHEDULE OF FEES
For the Services to be provided pursuant to Section 1 of this Agreement, the Service Provider will receive an annual payment, payable quarterly in arrears within 30 days of quarter-end, of $30,000 (the “Fee”), subject to annual adjustment beginning in 2016 based on changes to the seasonally adjusted Consumer Price Index for All Urban Consumers (or appropriate successor index as agreed by the Parties), as reported by the U.S. Bureau of Labor Statistics. The Fee will be charged to the Clients on a several and not joint basis as directed by the Company. The Fee may be modified as provided in Section 3 of this Agreement, or as otherwise mutually agreed by the Parties.
Rights to Certain Furniture, IT and Equipment
In addition to the Fee, the Company will contribute certain furniture, information technology and other equipment (the “Service Assets”) to the Service Provider and/or its affiliates for use by the Service Provider and/or its affiliates. The Service Provider agrees that, in the event the Agreement is terminated or the Service Provider otherwise ceases providing the Services for any reason, the Service Provider shall contribute, and shall take all necessary steps to cause any affiliate to contribute, the Service Assets (including any assets replacing, supplementing or otherwise modifying such originally contributed assets) back to the Company without charge at the Service Provider’s expense. The determination of whether particular furniture, information technology or other equipment is a Service Asset shall be made by the Company in its sole discretion, subject to the Service Provider’s request for reasonable supporting documentation, which will be deemed satisfied to the extent any Service Asset is reflected in a general ledger or similar document provided by the Company to the Service Provider on or promptly following the date hereof. In the event the Service Provider seeks to replace any Service Asset, (i) the Service Provider shall offer such Service Asset to the Company prior to replacement and (ii) if the offer is not accepted, such replacement shall be deemed a Service Asset.
In furtherance of the foregoing, in the event the Agreement is terminated or the Service Provider otherwise ceases providing the Services for any reason, the Service Provider grants, and shall take all necessary steps to cause any affiliate to grant, to the Company a worldwide, royalty free, fully paid up, non-exclusive, transferable, sub-licensable, assignable and perpetual license to use, copy and make derivative works of all intellectual property used by the Service Provider and/or its affiliates in connection with the Services as of the time of termination (other than “off the shelf’ commercial software such as Word and Excel, for which the Company shall be responsible, and any other third party non-affiliate software not transferable by the Service Provider), including all object and source code and all data applicable to the Clients. For the avoidance of doubt, such intellectual property shall be, at minimum, sufficient in all respects for the Clients to obtain from a third party, or provide in-house, materially all the Services being provided by the Service Provider and/or its affiliates as of such termination. The Service Provider shall pay for all costs in transferring such intellectual property and data to the Company.

Exhibit 10.32
EXHIBIT C
REPRESENTATIVES
The following live Representatives will provide the Services to the Company and have access to all information received by the Service Provider in connection with the provision of the Services:
1.Jamie Crable
2.Randy Egger
3.Jeff Hinkle
4.Jessie Lo
5.James Turvey